UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 4, 2025 (February 12, 2025)

Date of Report (Date of earliest event reported)

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 Holcombe Blvd, Suite BCM-A, MS: BCM251 Houston, Texas	77021
(Address of principal executive offices)	(Zip Code)

(713) 400-6400

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MRKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

The sole purpose of this Amendment No. 1 on Form 8-K/A is to amend our Form 8-K (the “Original Form 8-K”), which was filed with the Securities and Exchange Commission (“SEC”) on February 19, 2025, to correct the grant dates of the stock options from February 12, 2024 to February 12, 2025.

This Amendment amends and restates in its entirety Item 5.02 and 8.01  of the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers Compensatory Arrangements of Certain Officers.

(e)       Compensatory Arrangements of Certain Officers.

Chief Executive Officer Stock Option Award. On February 12, 2025, the Compensation Committee and Board of Directors of Marker Therapeutics, Inc. (the “Company”) approved a discretionary award of 50,000 stock options (the “CEO Options”) to Dr. Juan Vera, the Company’s Chief Executive Officer under the Company’s 2020 Omnibus Stock Ownership Plan, as amended (the “Plan”). The CEO Options vest annually over three years beginning on the anniversary of the grant date of the CEO Options and are subject to the terms and conditions of the Plan and the Company’s form of option award agreement.

Item 8.01	Other Events.

On February 12, 2025, the Company’s Board of Directors approved a discretionary award of 30,000 stock options (the “Non-Employee Director Options”) to each of David Eansor, Katherine Knobil and Steven Elms under the Plan. The Non-Employee Director Options vest annually over three years beginning on the anniversary of the grant date of the Non-Employee Director Options and are subject to the terms and conditions of the Plan and the Company’s form of option award agreement.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Marker Therapeutics, Inc.

Dated: March 4, 2025	By:	/s/ Juan Vera
Juan Vera
President and Chief Executive Officer